GENERAL SECURITY AGREEMENT

TO:   Name of Creditor: Arthur Anderson Inc., in its capacity as receiver and manager of GalaVu Entertainment Inc.
      Address:          1900 - 79 Wellington Street West
                        P.O. Box 29, Toronto-Dominion Centre
                        Toronto, Ontario
                        M5K 1B9
      Attention:        Brian Deazeley
      Facsimile:        (416) 947-7788

RECITALS:

A. 1373224 ONTARIO LIMITED (the "Debtor") is, or may become, indebted or liable to ARTHUR ANDERSON INC., in its capacity as receiver and manager of GalaVu Entertainment Inc. (in such capacity, together with its successors and assigns, the "Creditor").

B. To secure the payment and performance of the Liabilities (this term, and other capitalized terms used in this Agreement, have the meanings set forth in
Section 1), the Debtor has agreed to grant to the Creditor security interests in respect of the Collateral in accordance with the terms of this Agreement.

            For good and valuable consideration, the receipt and adequacy of which are acknowledged by the Debtor, the Debtor agrees with and in favour of the Creditor as follows:

1. Definitions. In this Agreement:

            "Accessions", "Account", "Chattel Paper", "Consumer Goods", "Document of Title", "Equipment", "Goods", "Instrument", "Intangible", "Inventory" and "Proceeds" have the meanings given to them in the PPSA.

            "Books and Records" means all books, records, files, papers, disks, documents and other repositories of data recording in any form or medium, evidencing or relating to the Collateral which are at any time owned by the Debtor or to which the Debtor (or any Person on the Debtor's behalf) has access.

            "Business Day" means any day other than a Saturday, Sunday or statutory holiday in the Province of Ontario.

            "Collateral" means all of the present and future undertaking, Personal Property (including any Personal Property that may be described in any Schedule to this Agreement or any schedules, documents or listings that the Debtor may from time to time sign and provide to the Creditor in connection with this Agreement) and real property (including any real property that may be described in any Schedule to this Agreement or any schedules, documents or listings that the Debtor may from time to time sign and provide to the Creditor in connection with this Agreement and including all fixtures and all buildings placed, installed or erected from time to time on any such real property) of the Debtor (including all such property at any time owned, leased or licensed by the Debtor, or in which the Debtor at any time has any interest or to which the Debtor is or may at any time become entitled) and all Proceeds thereof, wherever located.

            "Contracts" means all contracts, licences and agreements to which the Debtor is at any time a party or pursuant to which the Debtor has at any time acquired rights, and includes (i) all rights of the Debtor to receive money due and to become due to it in connection with a contract, licence or agreement,
(ii) all rights of the Debtor to damages arising out of, or for breach or default in respect of, a contract, licence or agreement, and (iii) all rights of the Debtor to perform and exercise all remedies in connection with a contract, licence or agreement.

            "Default" means the occurrence of any of the following events or conditions:

      (a) a default under the Note which continues for more than 30 days after notice of such default is given by the Creditor to the Debtor;

      (b) the Debtor becomes insolvent or bankrupt, or makes or files a proposal, a notice of intention to make a proposal or an assignment for the benefit of creditors under the Bankruptcy and Insolvency Act (Canada) or comparable legislation in Canada or any other jurisdiction; or, proceedings are initiated under any legislation by the Debtor seeking its liquidation, winding-up, dissolution or reorganization or any arrangement or composition of its debts;

      (c) a Receiver, trustee, custodian or other similar official is appointed in respect of the Debtor or any of the Collateral; or

      (d)   a default by the Debtor under this Agreement.

            "Intellectual Property Rights" means all industrial and intellectual property rights, including copyrights, patents, trade-marks, industrial designs, know how and trade secrets and all Contracts related to any such industrial and intellectual property rights.

            "Liabilities" means all present and future indebtedness, liabilities and obligations of the Debtor to the Creditor, under, pursuant to, or in connection with the Note.

            "Money" has the meaning given to it in the PPSA or, if there is no such meaning given in the PPSA, means a medium of exchange authorized or adopted by the Parliament of Canada as part of the currency of Canada, or by a foreign government as part of its currency.

            "Note" means the promissory note dated as of the date hereof issued by the Debtor in favour of the Creditor.

            "PPSA" means the Personal Property Security Act of the Province of Ontario, as such legislation may be amended, renamed or replaced from time to time (and includes all regulations from time to time made under such legislation).

            "Permits" means all permits, licences, authorizations, approvals, franchises, rights-of-way, easements and entitlements that the Debtor has, requires or is required to have, to own, possess or operate any of its property or to operate and carry on any part of its business.

            "Permitted Encumbrances" means (i) any Security Interest charging Personal Property acquired by the Debtor, which is granted or assumed by the Debtor in favour of the transferor substantially concurrently with and for the purpose of the acquisition of such Personal Property, in each case where such Security Interest extends only to the Personal Property acquired and the Creditor agrees to subordinate the Security Interests created hereunder to any such Security Interest; (ii) Security Interests granted by the Debtor in priority to the Security Interests created under this Agreement to any operating lender of the Debtor (and in respect of such Security Interests, the Creditor agrees to subordinate the Security Interests created under this Agreement thereto); (iii) any Security Interests ranking subsequent to the Security Interests created hereunder; and (iv) any other Security Interests ranking prior to the Security Interests created under this Agreement with the consent of the Creditor, such consent not to be unreasonably withheld.

            "Person" will be broadly interpreted and includes an individual, a corporation, a limited liability company, a partnership, a trust, a joint venture, an association, an unincorporated organization, the government of a country or any political subdivision thereof, any agency or department of any such government, a regulatory agency or any other juridical entity and the heirs, executors, administrators or other legal representatives of an individual.

            "Personal Property" means personal property and includes Accounts, Books and Records, Chattel Paper, Contracts, Documents of Title, Equipment, Goods, Instruments, Intangibles (including Intellectual Property Rights and Permits), Inventory, Money and Securities.

            "Prime Rate" means the rate announced by the Canadian Imperial Bank of Commerce from time to time as its prime rate for Canadian Dollar commercial loans made in Canada.

            "Receiver" means a receiver, a manager or a receiver and manager.

            "Securities" has the meaning given to it in the PPSA, or if there is no such meaning given in the PPSA but the PPSA defines "security" instead, it means the plural of that term.

            "Security Interest" means any mortgage, charge, pledge, hypothecation, lien (statutory or otherwise), assignment, finance lease, title retention agreement or arrangement, security interest or other encumbrance or adverse claim of any nature, or any other security agreement or arrangement creating in favour of any creditor a right in respect of a particular property.

2. Grant of Security Interest. As general and continuing collateral security for the due payment and performance of the Liabilities, the Debtor mortgages, charges and assigns to the Creditor, and grants to the Creditor a security interest in, the Collateral.

3. Limitations on Grant of Security Interest. If the grant of any Security Interest in respect of any Contract, Intellectual Property Right or Permit under
Section 2 would result in the termination or breach of such Contract, Intellectual Property Right or Permit, then the applicable Contract, Intellectual Property Right or Permit will not be subject to any Security Interest under Section 2 but will be held in trust by the Debtor for the benefit of the Creditor and, on exercise by the Creditor of any of its rights under this Agreement following Default, assigned by the Debtor as directed by the Creditor. In addition, the Security Interests created by this Agreement do not extend to the last day of the term of any lease or agreement for lease of real property. Such last day will be held by the Debtor in trust for the Creditor and, on the exercise by the Creditor of any of its rights under this Agreement following Default, will be assigned by the Debtor as directed by the Creditor.

4. Attachment; No Obligation to Advance. The Debtor confirms that value has been given by the Creditor to the Debtor, that the Debtor has rights in the Collateral (other than after-acquired property) and that the Debtor and the Creditor have not agreed to postpone the time for attachment of the Security Interests created by this Agreement to any of the Collateral. The Security Interests created by this Agreement will have effect and be deemed to be effective whether or not the Liabilities or any part thereof are owing or in existence before or after or upon the date of this Agreement. Neither the execution of this Agreement nor any advance of funds shall oblige the Creditor to advance any funds or any additional funds.

5. Representations and Warranties. The Debtor represents and warrants to the Creditor that:

      (a) the Debtor's principal place of business and chief executive office, and the place where it keeps its Books and Records, is at the address specified on the signature page of this Agreement, and its full legal name, and any other name under which it conducts its business, is specified on the signature page of this Agreement. The location of all other existing places where the Debtor carries on business or keeps tangible Personal Property, the location of all jurisdictions in which account debtors of the Debtor are located, and the location of all real property owned by the Debtor, are set out in Schedule A to this Agreement.

      (b) Title; No Other Security Interests. Except for (i) Security Interests created by this Agreement; and (ii) Security Interests in respect of Permitted Encumbrances, the Debtor owns the Collateral fee and clear of any Security Interests.

6. Covenants. The Debtor covenants and agrees with the Creditor that:

      (a) Further Documentation. The Debtor will from time to time, at the expense of the Debtor, promptly and duly authorize, execute and deliver such further instruments and documents, and take such further action, as the Creditor may request for the purpose of obtaining or preserving the full benefits of, and the rights and powers granted by, this Agreement (including the filing of any financing statements or financing change statements under any applicable legislation with respect to the Security Interests created by this Agreement).

      (b) Notices. The Debtor will advise the Creditor promptly, in reasonable detail, of (i) any change in the location of any place of business (including additional locations) or the chief executive office of the Debtor, or (ii) any change in the location of any of the tangible Collateral (including additional locations), and (iii) any change in the name of the Debtor. The Debtor agrees not to effect or permit any of the changes referred to in clauses (ii) and (iii) above unless all filings have been made and all other actions taken that are required in order for the Creditor to continue at all times following such change to have a valid and perfected Security Interest in respect of all of the Collateral.

7. Rights on Default. On Default, all of the Liabilities will, at the option of the Creditor, become immediately due and payable and the security constituted by this Agreement will become enforceable, and the Creditor may, personally or by agent, at such time or times as the Creditor in its discretion may determine, do any one or more of the following:

      (a) Rights under PPSA, etc. Exercise all of the rights and remedies granted to secured parties under the PPSA and any other applicable statute, or otherwise available to the Creditor at law or in equity.

      (b) Demand Possession. Demand possession of any or all of the Collateral, in which event the Debtor will, at the expense of the Debtor, immediately cause the Collateral designated by the Creditor to be assembled and made available and/or delivered to the Creditor at any place designated by the Creditor.

      (c) Take Possession. Enter on any premises where any Collateral is located and take possession of, disable or remove such Collateral.

      (d) Deal with Collateral. Hold, store and keep idle, or operate, lease or otherwise use or permit the use of, any or all of the Collateral for such time and on such terms as the Creditor may determine, and demand, collect and retain all earnings and other sums due or to become due from any Person in respect of any of the Collateral.

      (e) Carry on Business. Carry on, or concur in the carrying on of, any or all of the business or undertaking of the Debtor and enter on, occupy and use (without charge by the Debtor) any of the premises, buildings, plant and undertaking of, or occupied or used by, the Debtor.

      (f) Enforce Collateral. Seize, collect, receive, enforce or otherwise deal with any Collateral in such manner, on such terms and conditions and at such times as the Creditor deems advisable.

      (g) Dispose of Collateral. Realize on any or all of the Collateral and sell, lease, assign, give options to purchase, or otherwise dispose of and deliver any or all of the Collateral (or contract to do any of the above), in one or more parcels at any public or private sale, at any exchange, broker's board or office of the Creditor or elsewhere, on such terms and conditions as the Creditor may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery.

      (h) Court-Approved Disposition of Collateral. Apply to a court of competent jurisdiction for the sale or foreclosure of any or all of the Collateral.

      (i) Purchase by Creditor. At any public sale, and to the extent permitted by law on any private sale, bid for and purchase any or all of the Collateral offered for sale and, upon compliance with the terms of such sale, hold, retain and dispose of such Collateral without any further accountability to the Debtor or any other Person with respect to such holding, retention or disposition, except as required by law. In any such sale to the Creditor, the Creditor may, for the purpose of making payment for all or any part of the Collateral so purchased, use any claim for Liabilities then due and payable to it as a credit against the purchase price.

      (j) Collect Accounts. Notify the account debtors or obligors under any Accounts of the assignment of such Accounts to the Creditor and direct such account debtors or obligors to make payment of all amounts due or to become due to the Debtor in respect of such Accounts directly to the Creditor and, upon such notification and at the expense of the Debtor, enforce collection of any such Accounts, and adjust, settle or compromise the amount or payment of such

Accounts, in such manner and to such extent as the Creditor deems appropriate in the circumstances.

      (k) Transfer of Securities. Transfer any Securities forming part of the Collateral into the name of the Creditor or its nominee, with or without disclosing that the Securities are subject to the Security Interests arising under this Agreement.

      (l) Exercise of Rights. Exercise any and all rights, privileges, entitlements and options pertaining to any Securities forming part of the Collateral as if the Creditor were the absolute owner of such Securities.

      (m) Payment of Liabilities. Pay any liability secured by any Security Interest against any Collateral. The Debtor will immediately on demand reimburse the Creditor for all such payments.

      (n) Borrow and Grant Security Interests. Borrow money for the maintenance, preservation or protection of any Collateral or for carrying on any of the business or undertaking of the Debtor and grant Security Interests on any Collateral (in priority to the Security Interests created by this Agreement or otherwise) as security for the money so borrowed. The Debtor will immediately on demand reimburse the Creditor for all such borrowings.

      (o) Appoint Receiver. Appoint by instrument in writing one or more Receivers of the Debtor or any or all of the Collateral with such rights, powers and authority (including any or all of the rights, powers and authority of the Creditor under this Agreement) as may be provided for in the instrument of appointment or any supplemental instrument, and remove and replace any such Receiver from time to time. To the extent permitted by applicable law, any Receiver appointed by the Creditor will (for purposes relating to responsibility for the Receiver's acts or omissions) be considered to be the agent of the Debtor and not of the Creditor.

      (p) Court-Appointed Receiver. Apply to a court of competent jurisdiction for the appointment of a Receiver of the Debtor or of any or all of the Collateral.

      (q) Consultants. Require the Debtor to engage a consultant of the Creditor's choice, or engage a consultant on its own behalf, such consultant to receive the full cooperation and support of the Debtor and its employees, including unrestricted access to the premises, books and records of the Debtor; all reasonable fees and expenses of such consultant shall be for the account of the Debtor and the Debtor hereby authorizes any such consultant to report directly to the Creditor and to disclose to the Creditor any and all information obtained in the course of such consultant's employment.

            The Creditor may exercise any or all of the foregoing rights and remedies without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except as required by applicable law) to or on the Debtor or any other Person, and the

Debtor by this Agreement waives each such demand, presentment, protest, advertisement and notice to the extent permitted by applicable law. None of the above rights or remedies will be exclusive of or dependent on or merge in any other right or remedy, and one or more of such rights and remedies may be exercised independently or in combination from time to time. Without prejudice to the ability of the Creditor to dispose of the Collateral in any manner which is commercially reasonable, the Debtor acknowledges that a disposition of Collateral by the Creditor which takes place substantially in accordance with the following provisions will be deemed to be commercially reasonable:

      (i)   Collateral may be disposed of in whole or in part;

      (ii) Collateral may be disposed of by public auction, public tender or private contract, with or without advertising and without any other formality;

      (iii) any purchaser or lessee of Collateral may be a customer of the Creditor;

      (iv) a disposition of Collateral may be on such terms and conditions as to credit or otherwise as the Creditor, in is sole discretion, may deem advantageous; and

      (v) the Creditor may establish an upset or reserve bid or price in respect of Collateral.

8. Grant of Licence. For the purpose of enabling the Creditor to exercise its rights and remedies under Section 7 when the Creditor is entitled to exercise such rights and remedies, and for no other purpose, the Debtor grants to the Creditor an irrevocable, non-exclusive licence (exercisable without payment of royalty or other compensation to the Debtor) to use, assign or sublicence any or all of the Intellectual Property Rights, including in such licence reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout of the same.

9. Application of Proceeds. All Proceeds of Collateral received by the Creditor or a Receiver may be applied to discharge or satisfy any expenses (including the Receiver's remuneration and other expenses of enforcing the Creditor's rights under this Agreement), Security Interests in favour of Persons other than the Creditor, borrowings, taxes and other outgoings affecting the Collateral or which are considered advisable by the Creditor or the Receiver to protect, preserve, repair, process, maintain or enhance the Collateral or prepare it for sale, lease or other disposition, or to keep in good standing any Security Interests on the Collateral ranking in priority to any of the Security Interests created by this Agreement, or to sell, lease or otherwise dispose of the Collateral. The balance of such Proceeds may, at the sole discretion of the Creditor, be held as collateral security for the Liabilities or be applied to such of the Liabilities (whether or not the same are due and payable) in such manner and at such times as the Creditor considers appropriate and thereafter will be accounted for as required by law.

10. Continuing Liability of Debtor. The Debtor will remain liable for any Liabilities that are outstanding following realization of all or any part of the Collateral and the application of the Proceeds thereof.

11. Creditor's Appointment as Attorney-in-Fact. The Debtor constitutes and appoints the Creditor and any officer or agent of the Creditor, with full power of substitution, as the Debtor's true and lawful attorney-in-fact with full power and authority in the place of the Debtor and in the name of the Debtor or in its own name, from time to time in the Creditor's discretion after a Default, to take any and all appropriate action and to execute any and all documents and instruments as, in the opinion of such attorney acting reasonably, may be necessary or desirable to accomplish the purposes of this Agreement. These powers are coupled with an interest and are irrevocable until this Agreement is terminated and the Security Interests created by this Agreement are released. Nothing in this Section affects the right of the Creditor as secured party or any other Person on the Creditor's behalf, to sign and file or deliver (as applicable) all such financing statements, financing change statements, notices, verification agreements and other documents relating to the Collateral and this Agreement as the Creditor or such other Person considers appropriate.

12. Interest. If any amount payable to the Creditor under this Agreement is not paid when due, the Debtor will pay to the Creditor, immediately on demand, interest on such amount from the date due until paid, at a nominal annual rate equal at all times to the Prime Rate plus 2%, which annual rate will change automatically without notice to the Debtor as and when the Prime Rate changes. All amounts payable by the Debtor to the Creditor under this Agreement, and all interest on all such amounts, compounded monthly on the last Business Day of each month, will form part of the Liabilities and will be secured by the Security Interests created by this Agreement.

13. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction will, as to that jurisdiction, be ineffective to the extent of such prohibition or unenforceability and will be severed from the balance of this Agreement, all without affecting the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

14. Rights of Creditor; Limitations on Creditor's Obligations.

      (a) Limitations on Creditor's Liability. The Creditor will not be liable to the Debtor or any other Person for any failure or delay in exercising any of the rights of the Debtor under this Agreement (including any failure to take possession of, collect, sell, lease or otherwise dispose of any Collateral, or to preserve rights against prior parties). Neither the Creditor, a Receiver nor any agent of the Creditor is required to take, or will have any liability for any failure to take or delay in taking, any steps necessary or advisable to preserve rights against other Persons under any Collateral in its possession.

      (b) Collections on Accounts and Contracts. The Creditor hereby authorizes the

Debtor to collect the Accounts and payments under the Contracts in the normal course of the business of the Debtor and for the purpose of carrying on the same. If required by the Creditor at any time, any payments of Accounts or under Contracts, when collected by the Debtor, will be forthwith (and, in any event, within two Business Days) deposited by the Debtor in the exact form received, duly endorsed by the Debtor to the Creditor if required, in a special collateral account maintained by the Creditor, and until so deposited, will be held by the Debtor in trust for the Creditor, segregated from other funds of the Debtor. All such amounts while held by the Creditor (or by the Debtor in trust for the Creditor) and all income in respect thereof will continue to be collateral security for the Liabilities and will not constitute payment thereof until applied as hereinafter provided. If a Default has occurred and is continuing, the Creditor may apply all or any part of the amounts on deposit in said special collateral account on account of the Liabilities in such order as the Creditor may elect. At the Creditor's request, the Debtor will deliver to the Creditor any documents evidencing and relating to the agreements and transactions which gave rise to the Accounts and Contracts, including all original orders, invoices and shipping receipts.

15. Dealings by Creditor. The Creditor will not be obliged to exhaust its recourse against the Debtor or any other Person or against any other security it may hold in respect of the Liabilities before realizing upon or otherwise dealing with the Collateral in such manner as the Creditor may consider desirable. The Creditor may grant extensions of time and other indulgences, take and give up security, accept compositions, grant releases and discharges and otherwise deal with the Debtor and any other Person, and with any or all of the Collateral, and with other security and sureties, as the Creditor may see fit, all without prejudice to the Liabilities or to the rights and remedies of the Creditor under this Agreement.

16. Communication. Any communication required or permitted to be given under this Agreement will be in writing and will be effectively given if (i) delivered personally, (ii) sent by prepaid courier service or mail, or (iii) sent prepaid by facsimile transmission or other similar means of electronic communication, in each case to the address or facsimile number of the Debtor or Creditor set out in this Agreement. Any communication so given will be deemed to have been given and to have been received on the day of delivery if so delivered, or on the day of facsimile transmission or sending by other means of recorded electronic communication provided that such day is a Business Day and the communication is so delivered or sent prior to 4:30 p.m. (local time at the place of receipt). Otherwise, such communication will be deemed to have been given and to have been received on the following Business Day. Any communication sent by mail will be deemed to have been given and to have been received on the fifth Business Day following mailing, provided that no disruption of postal service is in effect. The Debtor and the Creditor may from time to time change their respective addresses or facsimile numbers for notice by giving notice to the other in accordance with the provisions of this Section.

17. Release of Information. The Debtor authorizes the Creditor to provide a copy of this Agreement and such other information as may be requested of the Creditor by Persons entitled thereto pursuant to any applicable legislation, and otherwise with the consent of the

Debtor.

18. Waivers. To the extent permitted by applicable law, the Debtor unconditionally and irrevocably waives (i) all claims, damages and demands it may acquire against the Creditor arising out of the exercise by the Creditor or any Receiver of any rights or remedies under this Agreement or at law, and (ii) all of the rights, benefits and protections given by any present or future statute that imposes limitations on the rights, powers or remedies of a secured party or on the methods of, or procedures for, realization of security, including any "seize or sue" or "anti-deficiency" statute or any similar provision of any other statute. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Creditor. The Creditor will not, by any act or delay, be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Creditor, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder will preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Creditor of any right or remedy hereunder on any one occasion will not be construed as a bar to any right or remedy which the Creditor would otherwise have on any future occasion. Neither the taking of any judgment nor the exercise of any power of seizure or sale will extinguish the liability of the Debtor to pay the Liabilities, nor will the same operate as a merger or any covenant contained in this Agreement or of any other liability, nor will the acceptance of any payment or other security constitute or create any novation.

19. Governing Law; Attornment. This Agreement will be governed by and construed in accordance with the laws of the Province of Ontario. Without prejudice to the ability of the Creditor to enforce this Agreement in any other proper jurisdiction, the Debtor irrevocably submits and attorns to the non-exclusive jurisdiction of the courts of such province. To the extent permitted by applicable law, the Debtor irrevocably waives any objection (including any claim of inconvenient forum) that it may now or hereafter have to the venue of any legal proceeding arising out of or relating to this Agreement in the courts of such Province.

20. Interpretation. Unless otherwise expressly provided in this Agreement, if any matter in this Agreement is subject to the consent or approval of the Creditor or is to be acceptable to the Creditor, such consent, approval or determination of acceptability will be in the sole discretion of the Creditor. If any provision in this Agreement refers to any action taken or to be taken by the Debtor, or which the Debtor is prohibited from taking, such provision will be interpreted to include any and all means, direct or indirect, of taking, or not taking, such action. The division of this Agreement into sections and paragraphs, and the insertion of headings, is for convenience of reference only and will not affect the construction or interpretation of this Agreement. Unless the context otherwise requires, words importing the singular include the plural and vice versa, and words importing gender include all genders. When used in this Agreement, the word "including" (or includes) means "including (or includes) without limitation". Any reference in this Agreement to a "Section" means the relevant Section of this Agreement.

21. Successors and Assigns. This Agreement will enure to the benefit of, and be binding on, the Debtor and its successors and permitted assigns, and will enure to the benefit of, and be binding on, the Creditor and its successors and assigns. The Debtor may not assign this Agreement, or any of its rights or obligations under this Agreement, without the prior written consent of the Creditor. The Creditor may assign this Agreement, or any of its rights and obligations under this agreement, without the prior written consent of the Debtor.

22. Acknowledgment of Receipt/Waiver. The Debtor acknowledges receipt of an executed copy of this Agreement and, to the extent permitted by applicable law, waives the right to receive a copy of any financing statement, financing change statement or verification statement in respect of any registered financing statement or financing change statement prepared, registered or issued in connection with this Agreement.

            Dated:  September 10, 1999.

                                          1373224 ONTARIO LIMITED


Address:    14 Meteor Drive               By:  _________________________________
            Toronto, Ontario                   Name:
            M9W 1A4                            Title:

Attention:  The President                                                  c/s

Facsimile:  (416) 675-8838
            --------------
                                          By:  _________________________________
                                          Name:
                                          Title:

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                                   SCHEDULE A

Locations of Collateral (Paragraph 5(a))

Jurisdictions of Account Debtors (Paragraph 5(a))

Locations of Real Property (Paragraph 5(a))

None